Item 26h.xii.c.

Amendment No. 5
to the
Fund Participation Agreement (the “Agreement”), dated as of January 28, 2005 between
Transamerica Life Insurance Company,
American Funds Insurance Series and Capital Research and Management Company

All defined terms in the Agreement are applicable to this Amendment.

Effective July 1, 2010, the Agreement is amended as follows:

1.	Attachment A is hereby replaced by the Attachment A that follows.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

In Witness Whereof, the following duly authorized officers have caused this Amendment to be executed:

Transamerica Life Insurance Company	American Funds Insurance Series

By:       /s/ Steven R. Shepard                                                                     By:       _/s/ Michael J. Downer ________
Name:    Steven R. Shepard                                                   Name:  Michael J. Downer
As its:    Vice President                                                                              As its:   Executive Vice President and
                              Principal Executive Officer

Capital Research and Management Company

By:       _/s/ Michael J. Downer ________
Name:  Michael J. Downer
As its:   Senior Vice President and Secretary

Attachment A

SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
PFL Corporate Account One Est. August 10, 1998	1933 Act Exempt 1940 Act Exempt (Advantage V Variable Universal Life Policy) (Advantage VI Variable Universal Life Policy)
• Asset Allocation Fund – Class 2 Shares
• Blue Chip Income and Growth Fund – Class 2 Shares
• Bond Fund – Class 2 Shares
• Cash Management Fund – Class 2 Shares
• Global Discovery Fund – Class 2 Shares
• Global Growth Fund – Class 2 Shares
• Global Growth & Income Fund – Class 2 Shares
• Global Small Capitalization Fund – Class 2 Shares
• Growth Fund – Class 2 Shares
• Growth-Income Fund – Class 2 Shares
• High-Income Bond Fund – Class 2 Shares
• International Fund – Class 2 Shares
• New World Fund – Class 2 Shares
• U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Transamerica Corporate Separate Account Sixteen June 16, 2003	1933 Act File No. 333-109579 1940 Act File No. 811-21440 (Advantage X Variable Universal Life Policy)
• Asset Allocation Fund – Class 2 Shares
• Blue Chip Income and Growth Fund – Class 2 Shares
• Bond Fund – Class 2 Shares
• Cash Management Fund – Class 2 Shares
• Global Discovery Fund – Class 2 Shares
• Global Growth Fund – Class 2 Shares
• Global Growth & Income Fund – Class 2 Shares
• Global Small Capitalization Fund – Class 2 Shares
• Growth Fund – Class 2 Shares
• Growth-Income Fund – Class 2 Shares

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Transamerica Corporate Separate Account Sixteen June 16, 2003	1933 Act File No. 333-109579 1940 Act File No. 811-21440 (Advantage X Variable Universal Life Policy)	• High-Income Bond Fund – Class 2 Shares • International Fund – Class 2 Shares • New World Fund – Class 2 Shares • U.S. Government/AAA-Rated Securities Fund – Class 2 Shares
Separate Account VA-1 December 4, 1986	1933 Act File No. 333-128773 1940 Act File No. 811-04940 (Prime Investor Variable Annuity)
• Cash Management Fund – Class 1 Shares
• Growth Fund - Class 1 Shares
• Growth-Income Fund – Class 1 Shares
• High-Income Bond Fund – Class 1 Shares
• U.S. Government/AAA-Rated Securities Fund – Class 1 Shares

Separate Account VA Y October 19, 2001	33 Act File No. 333-131987 40 Act File No. 811-21858 (Flexible Premium Variable Annuity – J, under the marketing name “Transamerica Axiom”	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares
Separate Account VA W May 15, 2000	33 Act File No. 333-116562 40 Act File No. 811-21594 (Flexible Premium Variable Annuity – G, under the marketing name “Transamerica Liberty”	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares
Separate Account VA B January 19, 1990	33 Act File No. 33-56908 40 Act File No. 811-06032 (Transamerica Freedom Variable Annuity)	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Separate Account VA C February 20, 1997	33 Act File No. 333-83957 40 Act File No. 811-09503 (Transamerica Extra Variable Annuity)	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares
Separate Account VA X May 15, 2000	33 Act File No. 333-125817 40 Act File No. 811-21776 (Flexible Premium Variable Annuity – I, under the marketing name “Transamerica Advisor Elite”)	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares
Transamerica Separate Account R3 November 23, 2009	33 Act File No. 333-166119 40 Act File No. 811-22407 (Advantage R3 Variable Adjustable Life Insurance Policy)
• Asset Allocation Fund – Class 2 Shares
• Blue Chip Income and Growth Fund – Class 2 Shares
• Bond Fund – Class 2 Shares
• Cash Management Fund – Class 2 Shares
• Global Discovery Fund – Class 2 Shares
• Global Growth Fund – Class 2 Shares
• Global Growth & Income Fund – Class 2 Shares
• Global Small Capitalization Fund – Class 2 Shares
• Growth Fund – Class 2 Shares
• Growth-Income Fund – Class 2 Shares
• High-Income Bond Fund – Class 2 Shares
• International Fund – Class 2 Shares
• New World Fund – Class 2 Shares
• U.S. Government/AAA-Rated Securities Fund – Class 2 Shares